Q2 2024 Financial Results Apollo Commercial Real Estate Finance, Inc. August 6, 2024 June 30, 2024 Exhibit 99.2

This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements may include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (the “Company,” “ARI,” “we,” “us” and “our”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: higher interest rates and inflation; market trends in our industry, real estate values, the debt securities markets or the general economy; ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; the timing and amounts of expected future fundings of unfunded commitments; and the return on equity, the yield on investments and risks associated with investing in real estate assets including changes in business conditions and the general economy. The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in ARI’s Annual Report on Form 10-K for the year ended December 31, 2023 and other filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Distributable Earnings and Distributable Earnings per share. Please refer to page 21 for a definition of “Distributable Earnings” and the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures set forth on page 20. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future returns. Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI. Unless the context requires otherwise, references in this presentation to “Apollo” refer to Apollo Global Management, Inc., together with its subsidiaries, and references in this presentation to the “Manager” refer to ACREFI Management, LLC, an indirect subsidiary of Apollo Global Management, Inc. Forward Looking Statements and Other Disclosures

Amount reflects Distributable Earnings prior to net realized loss on investments Includes the sale of a $135 million commercial mortgage in April 2024 Reflects book value per share (excluding General CECL Allowance and depreciation) of $13.62 multiplied by shares of common stock outstanding Represents USD equivalent based on foreign exchange rates as of date funded or commitment closed See footnotes on page 21 Q2 Summary Results Financial Results Loan Portfolio Net income available to common stockholders of $33 million, or $0.23 per diluted share of common stock Includes an increase of $8 million in Specific CECL Allowance recorded on a subordinate loan secured by our interest in a Class A office building in Troy, MI Distributable Earnings1,(a) of $50 million, or $0.35 per diluted share of common stock Declared common stock dividends of $0.35 per share, which implies a dividend yield2 of 13.9% Capitalization Total loan portfolio of $8.3 billion with w/a unlevered all-in yield3 of 8.9% 95% first mortgages 96% floating rate Weighted-average risk rating of 3.0 Committed $505 million ($495 million funded at close) to new loans year-to-date and in Q2 Loan repayments of $759 million(b) year-to-date, $583 million(b) in Q2 Gross add-on fundings4 of $438 million year-to-date, $116 million in Q2 Ended the quarter with total common equity book value of $1.9 billion(c) Repurchased $38 million of our common stock at a weighted-average price of $10.16 Obtained $74 million of financing secured by our D.C. Hotel Upsized our secured credit facility with Barclays, providing $300 million in additional capacity No corporate debt maturities until May 2026 Subsequent Events Committed £268 million ($342 million(d) in USD) to two new loans: £150 million ($192 million(d) in USD) in connection with a refinance of a first mortgage secured by a portfolio of care homes across the UK £118 million ($150 million(d) in USD) to a first mortgage secured by a portfolio of luxury care homes in Greater London, UK Received $464 million of loan proceeds, including $421 million full repayments across three first mortgages, and one subordinate loan Repurchased $2 million of our common stock at a weighted-average price of $9.92

Amount reflects Distributable Earnings prior to net realized loss on investments and gain on extinguishment of debt Includes net foreign currency gain, net unrealized loss on forward currency contracts and interest rate hedges, and realized gain on forward currency contracts related to principal outside impact of forward points Includes realized loss on sale of a commercial mortgage See footnotes on page 21 Per Share Overview Distributable Earnings per Share1,5,(a) 1,5,(a) Book Value per Share6 BVPS Post-General CECL Allowance & Depreciation General CECL Allowance & Depreciation $0.35 Book Value per Share6 Roll Forward 7 (b) (c) Distributable Earnings per Share Quarterly Dividend Specific CECL Allowance

See footnotes on page 21 Portfolio Activity & REO Overview Debt related to real estate owned represents construction financing on our Brooklyn Development (maximum commitment of $388 million and presented net of $3 million in deferred financing costs) and mortgage on our D.C. Hotel (maximum commitment of $74 million and presented net of $1 million in deferred financing costs) Includes the sale of a $135 million commercial mortgage in April 2024 REO Overview (a) Q2 Loan Portfolio Activity $495 million of new loan originations, across four first mortgages $583 million(b) of loan repayments including $286 million(b) of full repayments of three first mortgages Manhattan ultra-luxury: $108 million paydown of our senior loan in connection with a refinance by a 3rd-party lender Six units closed during Q2, resulting in $74 million gross sales proceeds, which reduced the 3rd-party senior loan ($ in mm) ($ in mm) Q2 Loan Portfolio Activity 7 8 4 1H’24 Loan Portfolio Activity ($ in mm) 7 8 4 Brooklyn Development: Above-grade construction of 51-story multifamily tower component progressed through Q2, and topped out in July 2024 D.C. Hotel: Closed a three-year, $74 million mortgage secured by the hotel REO Highlights (b) (b) 7

Q2’24 Loan Originations Total commitment Property includes 80 thousand square feet of commercial space and 228 parking spaces Reflects loan-to-value (“LTV”) at the time the loan was originated See footnotes on page 21

Carrying Value/ Number of Loans $8.3 billion/50 Loans Loan Position9 95% First Mortgage Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD Weighted average loan-to-value (“LTV”) reflects the LTV at the time the loan was originated; based on amortized cost and excludes risk-rated 5 loans Other property types include Pubs (3%), Parking Garages (2%), Caravan Parks (2%) and Urban Predevelopment (2%) Retail property types include: Outlet Center (6%), Retail Distribution Warehouse (5%), Urban Retail (3%), and Lifestyle Center (3%) Based on amortized cost, gross of Specific CECL Allowance. Non-performing loans represent loans placed on non-accrual status See footnotes on page 21 Loan Portfolio Overview Collateral Diversification9 Loan Performance(e) W/A Unlevered All-in Yield on Loan Portfolio3,9,(a) 8.9% W/A Remaining Fully-Extended Term9,10 2.3 Years W/A Portfolio Risk Rating9 3.0 W/A Portfolio Loan-to-Value(b) 58% Origination Vintage9 (c) (d)

New York City 19% West 6% Midwest 6% Southeast 8% Northeast 5% Italy 3% United Kingdom 34% Spain 3% Germany 7% Sweden 3% Collateral Diversification Other property types include Pubs (3%), Parking Garages (2%), Caravan Parks (2%) and Urban Predevelopment (2%) Other geographies include Southwest (2%), Mid-Atlantic (2%), and Other (1%) Note: Map does not show locations where percentages are 2% or lower See footnotes on page 21 Loan Portfolio Overview (cont’d) (a) 7 7 7,11 (b)

W/A Risk Rating9 2.8 Includes one loan secured by a portfolio which includes office, industrial, and retail property types located in various cities across Germany Weighted average loan-to-value (“LTV”) reflects the LTV at the time the loan was originated; based on amortized cost and excludes risk-rated 5 loans Portfolio includes a £308 million ($390 million in USD), based on amortized cost, first mortgage secured by an office redevelopment property in London which is 100% leased by a credit tenant for a 20-year term Note: Location chart does not show locations where percentages are 2% or lower See footnotes on page 21 Office Loan Portfolio Overview Number of Loans (a) 10 Loans First Mortgage9 100% W/A Loan-to-Value(b) 51% Carrying Value $1.7 Billion Location9 Loans with 3rd Party Subordinate Debt 3 Loans Origination Vintage9 Fully Extended Maturities9,10 Largest commitment 100% leased to credit tenant(c) $636 million 61% Europe 39% United States

Extended to August 2027 subsequent to quarter end Loan is secured by an office redevelopment property which is 100% leased by a credit tenant for a 20-year term See footnotes on page 21 Senior Loan Portfolio (1 of 3) 10 (b) (a)

Senior Loan Portfolio (2 of 3) a) Repaid in July 2024 See footnotes on page 21 12 10 (a)

Repaid in July 2024 Includes portfolio of office, industrial, and retail property types See footnotes on page 21 Senior Loan Portfolio (3 of 3) (a) 4,10,13 10 (b) (a)

a) Repaid in July 2024 See footnotes on page 21 Subordinate Loan Portfolio 13 12,13 8,12,13 8,12,14 8 10 7 7,9 7,9 13 12 (a)

APOLLO

Capital Structure Overview

Capital Structure Composition

($ in mm)



$5,640 (61%)
Secured Debt Arrangements(a),(b),(c)
$239 (3%)
Debt Related to Real Estate Owned
Term Loan B $765 (8%)
Senior Secured Notes $500 (5%)
$1,265 (13%)
$169 (2%)
Preferred Stock
$1,886 (21%)
Common Equity Book Value(d)

Conservative Capital Management Strategy

- No Corporate Debt Maturities until May 2026
- ~71% Weighted Average Available Advance Rate[e]
- 3.4x Debt to Equity Ratio[14]
- 1.3x Fixed Charge Coverage[15]

Corporate Debt Maturities



$0
2024
$0
2025
Term Loan
$475
2026
$0
2027
Term Loan
$290
2028
Senior Notes
$500
2029

a) Weighted-average rates of applicable benchmark rates and credit spread adjustments plus spreads of USD: +2.51% / GBP: +2.23% / EUR: +1.89% / SEK: +1.50%
b) Our secured credit facilities do not contain capital markets-based mark-to-market provisions
c) Consists of nine secured credit facility counterparties, one revolving credit facility and one private securitization
d) Reflects book value per share (excluding General CECL Allowance and depreciation) of $13.62 multiplied by shares of common stock outstanding June 30, 2024
e) Based on maximum available advance rates across secured debt counterparties

See footnotes on page 21

14

Hedged with forward currency contracts Offset by local currency denominated secured debt arrangements 27% 73% ARI is well-positioned for fluctuating foreign exchange rates due to several risk mitigating steps we have taken to structure and fund our non-US loan portfolio and associated secured financing facilities Mitigating Foreign Exchange Risk As of June 30, 2024 the percentage of net equity to total foreign denominated carrying value was 27%, or $1.1 billion 73% weighted average advance on total foreign loan portfolio Net equity and net interest income of foreign loans are economically hedged through forward currency contracts Forward point impact on forward currency contracts resulted in an $3.9 million realized gain in Q2 2024 Foreign Exchange Rate Change (Local/USD) GBP: 0% EUR: -2% SEK: 2% % FX Change YoY Mitigating Foreign Exchange Risk ($ in mm) Carrying value includes all commercial mortgage and subordinate loans denominated in foreign currencies with or without secured debt financing Represents the net change in unrealized gains (losses) on foreign loans of ($4) million and respective foreign secured debt arrangements of $1 million for the quarter ended June 30, 2024. The net change in unrealized gains (losses) on foreign loans of ($70) million and respective foreign secured debt arrangements of $52 million for the six months ended June 30, 2024 Represents net change in unrealized gain (loss) on forward contracts for the quarter ended June 30, 2024, excluding gains (losses) on forward currency contracts economically hedging foreign currency interest See footnotes on page 21 Change in Unrealized Gain (Loss) on Net Equity 7 7,(c)

Note: Assumes future financing, in certain cases, against mortgages that are not currently financed. There is no assurance such future financing against mortgages that are not currently financed will occur Represents the period of July 1, 2024 through December 31, 2024 Net of expected secured credit facility advances Reflects incremental increases in respective benchmark rates as of June 30, 2024 (SOFR 1 month: 5.34%, EURIBOR 3.71% and SONIA ON: 5.22% adjusted for compounding) See footnotes on page 21 Loan Maturities and Future Funding Profile Net Interest Income Sensitivity to Benchmark Rates18,(c) Fully-Extended Loan Maturities and Expected Future Fundings by Net Equity10,16,17 ($ in mm) (b) (b) a

Appendix Consolidated Balance Sheets Consolidated Statement of Operations Reconciliation of GAAP Net Income to Distributable Earnings

Includes $7,897,660 and $7,705,491 pledged as collateral under secured debt arrangements in 2024 and 2023, respectively Includes $232,991 pledged as collateral under secured debt arrangements in 2023 Net of $377,819 and $219,482 CECL Allowances comprised of $342,500 and $193,000 Specific CECL Allowance and $35,319 and $26,482 General CECL Allowance in 2024 and 2023, respectively Includes $154,048 pledged as collateral under secured debt arrangements in 2024 and 2023 Includes $3,622 and $4,017 of General CECL Allowance related to unfunded commitments on commercial mortgage loans and subordinate loans, net in 2024 and 2023, respectively Consolidated Balance Sheets See footnotes on page 21

See footnotes on page 21 Consolidated Statement of Operations

See footnotes on page 21 Reconciliation of GAAP Net Income to Distributable Earnings1

Footnotes Distributable Earnings is a non-GAAP financial measure that we define as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items (including depreciation and amortization on real estate owned) included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains (losses), other than (a) realized gains/(losses) related to interest income, and (b) forward point gains/(losses) realized on our foreign currency hedges, (v) the non-cash amortization expense related to the reclassification of a portion of our convertible senior notes to stockholders’ equity in accordance with GAAP, and (vi) provision for loan losses and impairments. Please see page 20 for a reconciliation of GAAP net income to Distributable Earnings. Reflects closing share price on August 5, 2024. Weighted Average Unlevered All-in Yield on the loan portfolio is based on the applicable benchmark rates as of period end on the floating rate loans and includes accrual of origination, extension, and exit fees. For non-US deals, yield excludes incremental forward points impact from currency hedging. Add-on fundings represent fundings subsequent to loan closing. We believe it is useful to our investors to present Distributable Earnings prior to net realized losses on investments and gain on extinguishment of debt to reflect our operating results because (i) our operating results are primarily comprised of earning interest income on our investments net of borrowing and administrative costs, which comprise our ongoing operations and (ii) it has been a useful factor related to our dividend per share because it is one of the considerations when a dividend is determined. We believe that our investors use Distributable Earnings and Distributable Earnings prior to net realized loss on investments and gain on extinguishment of debt, or a comparable supplemental performance measure, to evaluate and compare the performance of our company and our peers. Book value per share of common stock is common stockholders’ equity divided by shares of common stock outstanding. Amounts and percentages may not foot due to rounding. Other includes changes in General CECL Allowance, cost recovery interests, valuation allowances/reversals of valuation allowances on held for sale loans, realized loss on sale of a commercial mortgage and the accretion of loan costs and fees. Based on loan amortized cost, net of Specific CECL Allowance. Assumes exercise of all extension options. There is no assurance that all or any extension options will be exercised. Gross of $35 million of General CECL Allowance. Amortized cost for these loans is net of the recorded Specific CECL Allowances. Loans are secured by the same property. Represents total debt, less cash and loan proceeds held by servicer divided by total stockholders' equity, adjusted to add back the General CECL Allowance in line with our covenants. Fixed charge coverage is EBITDA divided by interest expense and preferred stock dividends for the quarter ended June 30, 2024. Future funding dates and amounts are based upon the Manager’s estimates, which are derived from the best information available to the Manager at the time. There is no assurance that the payments will occur in accordance with these estimates or at all, which could affect our operating results. Excludes risk-rated 5 loans. Any such hypothetical impact on interest rates on our variable rate borrowings does not consider the effect of any change in overall economic activity that could occur in a rising interest rate environment.  Further, in the event of a change in interest rates of that magnitude, we may take actions to further mitigate our exposure to such a change.  However, due to the uncertainty of the specific actions that would be taken and their possible effects, this analysis assumes no changes in our financial structure. There is no assurance that there will be no changes in our financial structure. The analysis incorporates movements in USD, GBP and EUR benchmark rates only.